UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Frank Waterhouse

Principal Financial Officer,

Principal Accounting Officer, and Treasurer

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Real Estate Strategies Fund

Semi-Annual Report

June 30, 2022

NexPoint Real Estate Strategies Fund

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Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest

CONSOLIDATED FUND PROFILE (unaudited)

June 30, 2022	NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of June 30, 2022

$34 million

Portfolio Data as of June 30, 2022

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 06/30/2022(1)

Real Estate Investment Trust	55.7%

Real Estate	32.4%

Financials	1.7%

Asset-Backed Securities	3.6%

U.S. Senior Loan	0.3%

Agency Collateralized Mortgage Obligation	0.1%

Other Investments and Assets & Liabilities	6.2%

Top 10 Holdings as of 6/30/2022(%)(1)(2)

NexPoint Real Estate Finance (Common Stock)	16.8

Vinebrook (Common Stock)	16.3

IQHQ, Inc. (Common Stock)	13.2

Washington Real Estate Investment Trust (Common Stock)	7.8

Ground Lease (Common Stock)	5.3

NexPoint Storage Partners, Inc. (Common Stock)	5.3

NexPoint Residential Trust, Inc. (Common Stock)	5.2

NRES REIT SUB II (Common Stock)	4.6

UDR 2.10%, 8/1/2032 (Corporate Obligations)	3.7

Mid-America Apartments 2.88%, 9/15/2051 (Corporate Obligations)	3.5

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT SUB, LLC, as the entity is intended to hold private equity securities. NRESF REIT Sub, LLC is an affiliated issuer.

2	Semi-Annual Report

CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2022	NexPoint Real Estate Strategies Fund

A guide to understanding each Fund’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Semi-Annual Report	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2022	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($)	Value ($)

Common Stock - 82.8%

FINANCIALS - 3.7%
24,109	AFC Gamma	413,790	369,591
851,292	Caddo Timberland Investment Partnership LP (a)(b)(c)	108,879	876,831

			1,246,422

REAL ESTATE - 23.4%
160,205	IQHQ, Inc. (a)(b)	2,500,005	4,485,740
4,000	NexPoint SFR Operating Partnership, LP Equity (a)(b)(c)	100,000	100,000
20,200	Safehold , REIT (l)	879,380	714,474
124,320	Washington Real Estate Investment Trust , REIT (l)	3,035,835	2,649,259

			7,949,473

REAL ESTATE INVESTMENT TRUST - 55.7%
28,052	Bluerock Residential Growth, Class A , REIT (l)	387,009	737,487
90,000	Ground Lease (a)(b)	1,800,000	1,800,000
281,817	NexPoint Real Estate Finance (d)(l)	5,679,531	5,712,438
28,322	NexPoint Residential Trust, Inc. , REIT (d)	614,681	1,770,408
1,280	NexPoint Storage Partners, Inc. (a)(c)(d)	1,077,618	1,797,658
100	NRES REIT SUB II (a)(b)(d)	799,502	1,549,373
55,029	United Development Funding IV , REIT (a)(b)(c)	92,672	52,828
88,268	Vinebrook (a)(b)(d)	2,738,456	5,538,810

			18,959,002

	Total Common Stock (Cost $20,227,358)		28,154,897

Corporate Obligations - 7.2%

REAL ESTATE - 7.2%
1,700,000	Mid-America Apartments 2.88%, 09/15/51	1,247,137	1,191,343
1,625,000	UDR MTN 2.10%, 08/01/32	1,316,660	1,269,584

			2,460,927

	Total Corporate Obligations (Cost $2,563,797)		2,460,927

Asset-Backed Securities - 3.6%
526,000	AMSR Trust, Series 2020-SFR4, Class G2 4.87%, 11/17/2037 (e)	500,365	496,862
300,000	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (e)(f)(g)(h)	94,500	79,500

Shares		Amortized Cost ($)	Value ($)

Asset-Backed Securities (continued)
250,000	CIFC Funding, Ltd., Series 2015-1A 0.00%, 1/22/2031 (e)(f)(g)(h)	200,050	65,625
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (a)(b)(e)(f)(g)(h)	194,925	70,000
526,000	STAR Trust, Series 2021-SFR1, Class G ICE LIBOR USD 1 Month + 3.200%, 4.72%, 4/17/2038 (e)	500,404	505,925

	Total Asset-Backed Securities (Cost $1,490,244)		1,217,912

U.S. Senior Loan (i) - 0.3%

REAL ESTATE - 0.3%
100,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (a)(d)	100,000	100,000

	Total U.S. Senior Loans (Cost $100,000)		100,000

Agency Collateralized Mortgage Obligation — 0.1%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.09%, 9/25/2046 (h)(j)	31,374	38,635

	Total Agency Collateralized Mortgage Obligations (Cost $31,374)		38,635

Cash Equivalents - 7.5%

MONEY MARKET FUND - 7.5%
2,565,752	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.340% (k)	2,565,752	2,565,752

	Total Cash Equivalents (Cost $2,565,752)		2,565,752

Total Investments - 101.5%			34,538,123

(Cost $26,978,525)

Securities Sold Short - (4.3)%

COMMON STOCK - (4.3)%

Real Estate - (4.3)%
(71,500)	Independence Realty Trust, Inc.		(1,482,195)

	Total Securities Sold Short - (4.3)% (Proceeds $1,618,911)		(1,482,195)

Other Assets & Liabilities, Net - 2.8%			953,875

Net Assets - 100.0%			34,009,803

4	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2022	NexPoint Real Estate Strategies Fund

(a)

Securities with a total aggregate value of $16,371,240, or 48.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $16,371,240, or 48.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2022. Please see Notes to Financial Statements.

(c)	Non-income producing security.
(d)	Affiliated issuer. Assets with a total aggregate fair value of $16,568,686, or 48.7% of net assets, were affiliated with the Fund as of June 30, 2022.
(e)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2022, these securities amounted to $1,217,912 or 3.6% of net assets.

(f)	No interest rate available.
(g)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(h)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(i)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2022, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)	As of June 30, 2022, investments with a total aggregate value of $38,635 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(k)	Rate reported is 7 day effective yield.
(l)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $5,496,818.

LLC —	Limited Liability Company
REIT —	Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of June 30, 2022 were as follows:

Counterparty	Collateral Pledged	Interest Rate%	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	AMSR Trust, Series 2020-SFR4, Class G2, 11/17/2037	2.81%	6/28/2022	7/14/2022	$323,403	$(323,000)	$(323,000)
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	2.51%	6/14/2022	7/14/2022	25,052	(25,000)	(25,000)
Mizuho	STAR Trust, Series 2021-SFR1, Class G, 4/17/2038	2.81%	6/28/2022	7/14/2022	327,408	(327,000)	(327,000)

Total Reverse Repurchase Agreements						$(675,000)	$(675,000)

See accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Assets
Investments, at value	15,403,684
Affiliated investments, at value (Note 11)	16,568,687

Total Investments, at value	31,972,371
Cash and cash equivalents	2,619,097
Restricted Cash — Securities Sold Short (Note 2)	1,495,065
Receivable for:
Dividends and Interest	186,263
Fund shares sold	62,741
Prepaid expenses and other assets	22,418

Total assets	36,357,955

Liabilities:
Due to custodian	84,923
Securities sold short, at value (Note 2)	1,482,195
Reverse repurchase agreements (Note 3 and 5)	675,000

Payable for:
Investment advisory fees (Note 5)	19,840
Audit fees	19,836
Interest expense and commitment fee	10,010
Administration fees	9,172
Due to broker	3,665
12B-1 Fees Class C	2,522
12B-1 Fees Class A	1,562
Accrued expenses and other liabilities	39,427

Total liabilities	2,348,152

Net Assets	34,009,803

Net Assets Consist of:
Paid-in capital	28,344,270
Total distributable earnings	5,665,533

Net Assets	34,009,803

Investments, at cost	16,217,557
Affiliated investments, at cost (Note 11)	10,760,968
Cash equivalents, at cost (Note 2)	2,565,752
Proceeds from securities sold short	1,618,911
Reverse Repurchase Agreements, at Cost	675,000

Class A:
Net assets	7,698,129
Shares outstanding (unlimited shares authorized)	344,511
Net asset value per share(a)(b)	22.35
Maximum offering price per share(c)	23.71

Class C:
Net assets	3,155,165
Shares outstanding (unlimited shares authorized)	139,522
Net asset value and offering price per share(a)	22.61

Class Z:
Net assets	23,156,509
Shares outstanding (unlimited shares authorized)	1,024,893
Net asset value, offering and redemption price per share	22.59

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

6	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2022 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	41,274
Dividends from affiliated issuers (Note 11)	313,449
Interest from unaffiliated issuers	61,427

Total income	416,150

Expenses:
Investment advisory (Note 7)	180,392
Transfer agent fees	32,620
Reports to shareholders	25,029
Distribution and shareholder service fees: (Note 7)
Class A	8,160
Class C	14,686
Audit and tax preparation fees	22,315
Interest expense and commitment fees (Note 5)	22,206
Administration fees (Note 7)	19,458
Tax fees	17,730
Registration fees	16,871
Legal fees	14,735
Custodian/wire agent fees	6,236
Trustees fees (Note 7)	2,875
Insurance	2,046
Pricing fees	931
Other	6,114

Less: Expenses waived or borne by the investment adviser and administrator	(105,786)
Total operating expenses	286,618

Net investment income	129,532

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	805,965
Investments from affiliated issuers	17,408

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	615,545
Investments from affiliated issuers	323,884
Securities sold short (Note 2)	213,446

Net realized and unrealized gain (loss) on investments	1,976,248

Total increase in net assets resulting from operations	2,105,780

See accompanying Notes to Financial Statements.	7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2022 (unaudited) ($)	Year Ended December 31, 2021 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	129,532	127,557
Net realized gain on investments	823,373	1,405,954
Net change in unrealized appreciation on investments	1,152,875	5,943,777

Net increase in net assets resulting from operations	2,105,780	7,477,288

Total distributions to shareholders :
Class A	(215,647)	(84,286)
Class C	(83,850)	(38,972)
Class Z	(659,923)	(278,678)

Total distribution to shareholders	(959,420)	(401,936)

Return of capital:
Class A	—	(256,367)
Class C	—	(118,540)
Class Z	—	(847,641)

Total return of capital	—	(1,222,548)

Total distributions	(959,420)	(1,624,484)

Increase in net assets from operations and distributions	1,146,360	5,852,804

Share transactions:
Proceeds from sale of shares
Class A	1,973,339	2,635,427
Class C	332,700	385,106
Class Z	6,706,376	1,731,543
Value of distributions reinvested
Class A	139,355	211,780
Class C	37,907	77,070
Class Z	338,438	424,776
Cost of shares redeemed
Class A	(590,685)	(473,656)
Class C	(55,489)	(191,743)
Class Z	(120,390)	(3,324,449)

Net increase from shares transactions	8,761,551	1,475,854

Total increase in net assets	9,907,911	7,328,658

Net Assets
Beginning of period	24,101,892	16,773,234

End of period	34,009,803	24,101,892

Amounts designated as “—” are $0 or have been rounded to $0.

8	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021
CAPITAL STOCK ACTVITIY - SHARES

Class A:
Shares sold	87,858	149,856
Issued for distribution reinvested	6,254	11,372
Shares redeemed	(26,583)	(24,590)

Net increase in fund shares	67,529	136,638

Class C:
Shares sold	14,918	22,113
Issued for distribution reinvested	1,681	3,980
Shares redeemed	(2,558)	(10,026)

Net increase in fund shares	14,041	16,067

Class Z:
Shares sold	296,368	100,474
Issued for distribution reinvested	14,941	22,781
Shares redeemed	(5,568)	(181,138)

Net increase (decrease) in fund shares	305,741	(57,883)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2022 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	2,105,780

Adjustments to Reconcile Decrease in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(10,227,293)
Purchases of investment securities from affiliated issuers	(5,222,574)
Proceeds from the disposition of investment securities from unaffiliated issuers	4,038,168
Proceeds from the disposition of investment securities from affiliated issuers	4,927,315
Proceeds from return of capital of investment securities from affiliated issuers	61,453
Proceeds from securities sold short	856,166
Net realized (gain) on Investments from unaffiliated issuers	(805,965)
Net realized (gain) on Investments from affiliated issuers	(17,408)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(615,543)
Net change in unrealized (appreciation) depreciation on affiliated investments	(323,884)
Net change in unrealized (appreciation) depreciation on securities sold short	(213,446)
Net accretion of discount	4,984
(Increase) decrease in dividends and interest receivable	(122,381)
(Increase) decrease in prepaid expenses and other assets	3,573
Increase (decrease) in due to broker	3,665
Increase (decrease) in payable for investment advisory fees	6,559
Increase (decrease) in payable for commitment fees	6,864
Increase (decrease) in accrued expenses and other liabilities	15,765

Net cash flow provided by operating activities	(5,518,202)

Cash Flows Used in Financing Activities:
Increase/(decrease) in payable for reverse repurchase agreements	646,000
Increase/(decrease) in due to custodian	84,923
Distributions paid in cash	(443,720)
Payments of shares redeemed	(766,564)
Proceeds from shares sold	8,956,933

Net cash flow used in financing activities	8,477,572

Net increase in Cash	2,959,370

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of period	1,154,792

End of period	4,114,162

End of Period Cash Balances:
Cash and cash equivalents	2,619,097
Restricted cash	1,495,065
End of Period	4,114,162

Supplemental disclosure of cash flow information:
Reinvestment of distributions	515,700
Cash paid during the period for interest expense and commitment fees	15,342

10	See accompanying Notes to Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,				2017
		2021	2020	2019	2018

Net Asset Value, Beginning of Period	$21.31	$16.19	$20.36	$18.99	$20.65	$20.62

Income from Investment Operations:

Net investment income(a)	0.08	0.09	0.48	0.94	0.95	1.44

Net realized and unrealized gain (loss)	1.67	6.46	(3.23)	1.83	(1.33)	0.19

Total from Investment Operations	1.75	6.55	(2.75)	2.77	(0.38)	1.63

Less Distributions Declared to shareholders:

From net investment income	(0.71)	(0.34)	(0.39)	(0.91)	(1.28)	(1.39)

From return of capital	—	(1.09)	(1.03)	(0.49)	—	(0.21)

Total distributions declared to shareholders	(0.71)	(1.43)	(1.42)	(1.40)	(1.28)	(1.60)

Net Asset Value, End of period(b)	$22.35	$21.31	$16.19	$20.36	$18.99	$20.65

Total Return(b)(c)	8.27%	42.42%	(12.98)%	14.59%	(2.42)%	8.18%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$7,698	$5,903	$2,273	$1,546	$414	$126

Gross operating expenses(e)	2.81%	3.08%	3.41%	4.33%	4.20%	4.75%

Net investment loss	0.77%	0.51%	2.97%	4.56%	4.82%	6.44%

Portfolio turnover rate	36%	41%	42%	39%	49%	99%

Average commission rate paid(f)	$0.0228	$0.0225	$0.0348	$0.0222	$0.0111	$0.0155

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	2.06%	1.99%	2.44%	2.50%	2.38%	2.01%

Interest expense and commitment fees	0.03%	—%	0.34%	0.76%	0.22%	—%

Dividends and fees on securities sold short	0.13%	0.02%	—%	—%	0.08%	0.01%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$21.56	$16.37	$20.53	$19.10	$20.72	$20.58

Income from Investment Operations:

Net investment income (loss)(a)	—	(0.04)	0.36	0.79	0.83	1.12

Net realized and unrealized gain (loss)	1.68	6.52	(3.22)	1.89	(1.30)	0.46

Total from Investment Operations	1.68	6.48	(2.86)	2.68	(0.47)	1.58

Less Distributions Declared to shareholders:

From net investment income	(0.63)	(0.32)	(0.34)	(0.83)	(1.15)	(1.23)

From return of capital	—	(0.97)	(0.96)	(0.42)	—	(0.21)

Total distributions declared to shareholders	(0.63)	(1.29)	(1.30)	(1.25)	(1.15)	(1.44)

Net Asset Value, End of period(b)	$22.61	$21.56	$16.37	$20.53	$19.10	$20.72

Total Return(b)(c)	7.82%	41.32%	(13.45)%	13.97%	(2.90)%	7.94%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$3,155	$2,706	$1,791	$880	$511	$1

Gross operating expenses(e)	3.56%	3.85%	4.13%	5.08%	4.93%	5.05%

Net investment loss	(0.04)%	(0.21)%	2.14%	3.81%	4.08%	5.39%

Portfolio turnover rate	36%	41%	42%	39%	49%	99%

Average commission rate paid(f)	$0.0228	$0.0225	$0.0348	$0.0222	$0.0111	$0.0155

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Net operating expenses (net of waiver/reimbufirsement, if applicable, but gross of all other operating expenses)(g)	2.81%	2.74%	3.18%	3.28%	3.12%	2.87%

Interest expense and commitment fees	0.03%	—%	0.34%	0.76%	0.22%	—%

Dividends and fees on securities sold short	0.13%	0.02%	—%	—%	0.08%	0.13%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

12	See accompanying Notes to Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$21.54	$16.36	$20.55	$19.08	$20.73	$20.57

Income from Investment Operations:

Net investment income(a)	0.12	0.14 (h)	0.53	0.99	1.04	1.33

Net realized and unrealized gain (loss)	1.67	6.51	(3.26)	1.93	(1.36)	0.48

Total from Investment Operations	1.79	6.65	(2.73)	2.92	(0.32)	1.81

Less Distributions Declared to shareholders:

From net investment income	(0.74)	(0.38)	(0.44)	(0.97)	(1.33)	(1.44)

From return of capital	—	(1.09)	(1.02)	(0.48)	—	(0.21)

Total distributions declared to shareholders	(0.74)	(1.47)	(1.46)	(1.45)	(1.33)	(1.65)

Net Asset Value, End of period(b)	$22.59	$21.54	$16.36	$20.55	$19.08	$20.73

Total Return(b)(c)	8.36%	42.68%	(12.75)%	15.40%	(2.17)%	9.12%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$23,157	$15,493	$12,709	$17,837	$13,132	$8,011

Gross operating expenses(e)	2.56%	2.85%	3.24%	4.09%	3.94%	4.60%

Net investment loss	1.08%	0.78%	3.24%	4.80%	5.08%	4.60%

Portfolio turnover rate	36%	41%	42%	39%	49%	99%

Average commission rate paid(f)	$0.0228	$0.0225	$0.0348	$0.0222	$0.0111	$0.0155

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	1.83%	1.73%	2.19%	2.30%	2.13%	1.87%

Interest expense and commitment fees	0.03%	—%	0.34%	0.76%	0.22%	—%

Dividends and fees on securities sold short	0.13%	0.02%	—%	—%	0.08%	—%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,
		2021	2020	2019	2018	2017

Borrowings at end of period

Aggregate Amount Outstanding including Preferred Shares	675,000	29,000	31,000	6,459,135	3,354,013	—

Asset Coverage Per $1,000*	50,384.89	832,099.72	542,072.06	4,137.16	5,191.05	N/A

(h)

The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution fees charged to Class A and Class C (see Note 7).

*	See Note 6 for further details.

Amounts designated as “—” are zero or have been rounded to zero.

14	See accompanying Notes to Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

June 30, 2022	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the period ended June 30, 2022. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis for Consolidation

The Fund consolidates NRESF REIT Sub, LLC (“NRESF REIT”), a Delaware wholly owned subsidiary, for financial reporting purposes. NRESF REIT is a real estate investment trust and its sole investment, Vinebrook, and its operations are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation. The Fund is the sole shareholder of NRESF REIT, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control NRESF REIT. NRESF REIT will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation. As of June 30, 2022, NRESF REIT reflected 16.57% of the Fund’s net assets.

Fund Valuation

Each class of the Fund’s NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price

Semi-Annual Report	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined by the Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2022, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, LLC interest, asset-backed securities, collateralized mortgage obligations, purchased put options and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally

16	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2022 is as follows:

	Total value at June 30, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Nexpoint Real Estate Strategies Fund
Assets
Common Stock
Financials	$1,246,422	$369,591	$—	$876,831
Real Estate	7,949,473	3,363,733	—	4,585,740
Real Estate Investment Trust	18,959,002	8,220,333	—	10,738,669
Corporate Obligations	2,460,927	—	2,460,927	—
Asset-Backed Securities	1,217,912	—	1,147,912	70,000
U.S. Senior Loans
Real Estate	100,000	—	—	100,000
Agency Collateralized Mortgage Obligations	38,635	—	38,635	—
Cash Equivalents	2,565,752	2,565,752	—	—

Total Assets	34,538,123	14,519,409	3,647,474	16,371,240

Liabilities
Securities Sold Short
Common Stock
Real Estate	(1,482,195)	(1,482,195)	—	—

Total Liabilities	(1,482,195)	(1,482,195)	—	—

Total	$33,055,928	$13,037,214	$3,647,474	$16,371,240

Semi-Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2022.

Issuer	Balance as of December 31, 2021	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Ending Value as of June 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2022
Common Stock
Caddo Timberland Investment Partnership LP	$885,344	$—	$—	$—	$—	$462,782	$—	$—	$(471,295)	$876,831	$462,782
Ground Lease	—	—	—	—	—	—	1,800,000	—	—	1,800,000	—
United Development Funding IV	56,130	—	—	—	—	11,006	—	—	(14,308)	52,828	11,006
IQHQ, Inc.	2,920,537	—	—	—	—	1,565,203	—	—	—	4,485,740	1,565,203
Vinebrook	4,688,259	—	—	—	—	758,283	92,268	—	—	5,538,810	758,283
NexPoint SFR Operating Partnership, LP Equity	—	—	—	—	—	—	100,000	—	—	100,000	—
NexPoint Storage Partners, Inc.	2,793,558	—	—	—	(1,209.54)	(383,735)	—	(610,955)	—	1,797,658	(383,736)
NRES REIT SUB II	—	—	—	—	—	749,871	799,502	—	—	1,549,373	749,871
LLC Interest
SFR WLIF I, LLC	1,897,384	—	—	—	(56,280)	102,616	—	(1,943,720)	—	—	102,616
Asset-Backed Securities
CIFC Funding, Ltd.	100,000	—	—	—	—	(30,000)	—	—	—	70,000	(30,000)
U.S. Senior Loan
NexPoint SFR Operating Partnership, LP	—	—	—	—	—	—	100,000	—	—	100,000	—

Total	$13,341,212	$—	$—	$—	$(57,490)	$3,236,026	$2,891,770	$(2,554,675)	$(485,603)	$16,371,240	$3,236,025

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2022, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 6/30/2022	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value(s))
Common Stock	$16,201,240	Multiple Analysis	NAV / sh multiple	0.75x – 1.00x
				(0.875x)
		Transaction Indication of Value	Offer Price per Share	$1.10
		Discounted Cash Flow	Discount Rate	9.50%
		Net Asset Value	N/A	N/A
Asset-Backed Securities	70,000
U.S. Senior Loan	100,000	Transaction Indication of Value	Cost Price	N/A

Total	$16,371,240

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the discount rate, offer price per share, and NAV per share multiple. A significant increase (decrease) in in these inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock positions is the value per acre multiple. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s asset backed security positions is the broker quote. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $1,495,065 was held with the broker for the Fund. Additionally, securities valued at $5,496,818 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The average monthly volume of derivative activity for the periods in which the Fund had outstanding activity is as follows:

	Units/ Contracts	Market Value
Purchased Options Contracts	—	$150

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to), losses deferred due to wash sale transactions, partnerships, paydowns and reclasses relating to real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

For the year ended December 31, 2021, permanent differences chiefly resulting from paydowns and return of capital distributions, and distribution redesignations were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(304,022)	$304,022

For the year ended December 31, 2021, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Other Temporary Differences	Capital Loss Carryforward	Net Tax Appreciation/ (Depreciation)
$ —	$—	$(2,472,691)	$6,991,864

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

For the year ended December 31, 2021, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

2022
No expiration Short Term	$1,481,047
No expiration Long Term	991,644

Total	2,472,691

The tax character of distributions paid during the year ended December 31, 2021 (unless otherwise indicated) is as follows:

Distributions Paid From:	2021	2020
Ordinary Income(1)	$401,936	$428,262
Realized Gains	—	—
Return of Capital	1,222,548	1,031,872

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Consolidated Statement of Changes in Net Assets.

Unrealized appreciation and depreciation at June 30, 2022, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$8,908,248	$(1,377,461)	$7,530,787	$27,007,336

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales.

Note 5. Reverse Repurchase Agreement

On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a masteHr repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2022, the Fund had investments in reverse repurchase agreements with a gross value of $675,000, which is reflected as reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at June 30, 2022. The collateral pledged for the reverse repurchase agreements, with maturities ranging from 30 to 90 days, include Agency Collateralized Mortgage Obligations. The Fund’s average daily balance was $85,269 at a weighted average interest rate of 1.16% for the days outstanding.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
6/30/2022	$675,000	5,038.49%
12/31/2021	29,000	83,209.97
12/31/2020	31,000	54,078.17
12/31/2019	6,459,135	413.72
12/31/2018	3,354,013	519.10
12/31/2017	—	N/A

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. The Fund’s “Average Daily Managed Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage. On occasion the Advisor voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”)

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, other capitalized expenditures, expenses in other investment companies, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. Any such recoupment by the Investment Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement or at the date of the recoupment. The

Expense Limitation Agreement will remain in effect until at least May 1, 2023 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On June 30, 2022, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,
2022	2023	2024
$224,966	$173,902	$192,124

During the period ended June 30, 2022, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Due to Adviser

The balance shown as “Investment advisory fees” on the Consolidated Statement of Assets and Liabilities represents amounts owed to the Investment Adviser for advisory fees and Fund expenses paid by the Investment Adviser.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other Matters

The Investment Adviser has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no more than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 23, 2022, until expiration on March 23, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 18,113 shares of the Fund were tendered for repurchase at a weighted average price of $22.67/share, constituting approximately 1.32% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 20, 2022, until expiration on June 21, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 16,570 shares of the Fund were tendered for repurchase at a weighted average price of $21.45/share, constituting approximately 1.10% of the Fund’s outstanding shares.

Note 9. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly rack the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

The Fund’s leverage facility utilizes LIBOR as the reference rate for interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel corona-virus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has and may continue to result in and may continue to result in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT Risk

Real estate investments trusts (‘REITs”) may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2022, were as follows:

Other Securities
Purchases	Sales
$15,446,429	$9,026,936

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended June 30, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2022	Shares at June 30, 2022	Affiliated Income
Other Affiliates
Vinebrook (Common
Stocks)	86,595	$4,688,259	$—	$—	$92,268	$—	$—	$—	$758,283	$5,538,810	88,268	$92,268
NexPoint Residential Trust, Inc. REIT (Common Stocks)	36,822	3,086,788	—	—	—	(185,547)	(57,654)	53,852	(1,127,031)	1,770,408	28,322	27,985
NexPoint Real Estate Finance (Common Stocks)	170,910	3,290,018	—	—	2,187,094	—	(3,799)	24,501	214,624	5,712,438	281,817	253,517
NexPoint SFR Operating Partnership, LP	—	—	—	—	100,000	—	—	—	—	100,000	100,000	—
NexPoint SFR Operating Partnership, LP Equity	—	—	—	—	100,000	—	—	—	—	100,000	4,000	—
NREF OP I, L.P. REIT (LLC Interest)	12,342	237,582	—	—	1,943,710	(2,187,093)	—	(3,456)	9,257	—	—	—
NRES REIT SUB II	—	—	—	—	799,502	—	—	—	749,871	1,549,373	100
NexPoint Storage Partners, Inc.	2,005	2,793,558	—	—	—	(610,955)	—	(1,209)	(383,736)	1,797,658	1,280	—
SFR WLIF I, LLC	2,000,000	1,897,384	—	—	—	(1,943,720)	—	(56,280)	102,616	—	—	—

Total	2,308,674	$15,993,589	$—	$—	$5,222,574	$(4,927,315)	$(61,453)	$17,408	$323,884	$16,568,687	503,787	$373,770

Amounts designated as “—“ are $0.

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	NexPoint Real Estate Strategies Fund

Note 12. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans are not greater than one-third of the value of the Fund’s total assets. BNY charges a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund receives collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency.

Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 13. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2022, NRESF REIT Sub, LLC and NRESF REIT Sub II, LLC were both considered significant subsidiaries under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the Investment Adviser has determined that consolidation is the most meaningful presentation for NRESF REIT Sub, LLC and consolidated as of the period ended June 30, 2022. As of June 30, 2022, NRESF REIT Sub, II LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4 08(g). This subsidiary is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

NRESF REIT Sub II, LLC June 30, 2022
Balance Sheet:
Current Assets	$—
Noncurrent Assets	$1,539,488

Total Assets	$1,539,488
Current Liabilities	$—
NonCurrent Liabilities	$—

Total Liabilities	$—
Preferred stock ($.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	$—
Additional paid-in capital	$—
Accumulated earnings less dividends	$739,986
Invested equity	$799,502
Non-controlling interest (consolidated investments)	$—

Total Equity	$1,539,488

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2022	NexPoint Real Estate Strategies Fund

NRESF REIT Sub II, LLC For the Six Month ended June 30, 2022
Summary of Operations:
Net Sales	$—
Gross Profit	$—
Net Income	$739,986
Net income atttributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	—

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there was two subsequent events.

Effective July 12th, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Funds, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

As required by Rule 18f-4(c)(4)(ii) under the Investment Company Act of 1940 the fund adopted the Derivatives Risk Management Program on August 19, 2022.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2022	NexPoint Real Estate Strategies Fund

Investment and Strategy Overview

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income

The Fund seeks to achieve its investment objective by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate-related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), (2) direct preferred equity and mezzanine investments in real properties (3) equity securities of public (both traded and non-traded) and private debt and equity real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) and (4) opportunistic and value added direct real estate strategies. The Fund will affect its direct real estate strategy through investments in one or more REIT subsidiaries, including through the REIT Subsidiary, which was formed on July 8, 2016. The REIT Subsidiary entered into a separate investment advisory agreement with the Adviser concurrent with its formation.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management.

In addition, subject to the 15% Limitation, (as defined below) the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate-related securities. The Adviser will evaluate each opportunity within the context of where the Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. The Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. Also, the Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund.

This portfolio construction strategy seeks to (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

The Fund defines “real estate and real estate-related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;

•	Public REITs;

•	REOCs;

•	Private Real Estate Investment Funds;

•	Public Investment Funds;

•	Real estate exchange-traded funds (“ETFs”); and

•	Non-Traded REITs and private REITs, generally wholly- owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2022	NexPoint Real Estate Strategies Fund

The Fund has not imposed limitations on the portion of its assets that may be invested in any of the categories outlined above other than Private Real Estate Investment Funds. The Fund, however, will limit its investments in Private Real Estate Investment Funds and any other investments that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets (the “15% Limitation”). Such entities are typically private equity funds and hedge funds. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act. For purposes of compliance with the 15% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings.

Leverage. The Fund incurs leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. The Fund may also invest in Private Real Estate Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund through these investments may be exposed to higher levels of leverage than the Fund is permitted to incur itself, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. The Fund intends to leverage its portfolio through a master repurchase agreement entered into with Mizuho Securities that allows the Fund to enter into reverse repurchase transactions from time to time pursuant to the terms of the master repurchase agreement.

In addition to any indebtedness incurred by the Fund, any subsidiary of the Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules.

If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur,

ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

32	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Custodian

The Bank of New York Mellon

240 Greenwich Street New York,

New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpoint.com/nexpoint/funds/intervalfunds/ne xpoint-real-estate-strategies-fund/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-844-485-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N- PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N- PORT by visiting the Fund’s website at www.nexpoint.com.

As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

Semi-Annual Report	33

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund	Semi-Annual Report, June 30, 2022

www.nexpoint.com	NRES-SAR-0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Real Estate Strategies Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 8, 2022

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Financial Officer and Principal Accounting Officer and Treasurer

Date: September 8, 2022